NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED APRIL 9, 2013

TO THE PROSPECTUS DATED JANUARY 31, 2013

As a result of the reduction in the maximum sales charge (load) imposed on Class A share purchases (as a percentage of offering price) from 4.75% to 3.00%, which was effective on April 1, 2013, the table showing the average annual total returns for the periods ended December 31, 2012 in the “Fund Summaries—Nuveen Symphony Floating Rate Income Fund—Fund Performance” section is hereby deleted and replaced with the following table:

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception (May 2, 2011)
Class A (return before taxes)	8.12%	4.47%
Class A (return after taxes on distributions)	5.94%	2.49%
Class A (return after taxes on distributions and sale of Fund shares)	5.22%	2.64%
Class C (return before taxes)	10.59%	5.58%
Class I (return before taxes)	11.62%	6.61%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.43%	4.66%
Lipper Loan Participation Classification Average (reflects no deduction for taxes or certain expenses)	9.09%	4.55%

PLEASE KEEP THIS WITH YOUR

PROSPECTUS

FOR FUTURE REFERENCE

MGN-SFRIP-0413P